SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  September 25, 1998

ADVANTA Revolving Home Equity Loan Trust 1998-A

New York                           333-37107-04                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                          Other Events

Information relating to the distributions to Certificate holders for the August, 1998 Monthly Period of the Trust in respect of the Revolving Home Equity Loan Pass-Through Certificates,
Series 1998-A, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                          Financial Statements, Exhibits

                 Exhibit No.                     Exhibit

                              1. Monthly Report for the August, 1998 Monthly
                                 Period relating to the Revolving Home Equity
                                 Loan Pass-Through Certificates Series 1998-A, Class A issued by the ADVANTA Revolving
                                 Home Equity Loan Trust 1998-A.

                                                 EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the August, 1998 Monthly
                 Period relating to the Revolving Home Equity Loan Loan Pass-Through Certificates, Series 1998-A,
                 Class A issued by the ADVANTA Revolving
                 Home Equity Loan Trust 1998-A.




                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1998-A

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ William P. Garland
                 William P. Garland
                 Senior Vice President
                 Loan Service Administration



September 30, 1998

                                                 EXHIBIT 1


                 ADVANTA Revolving Home Equity Loan Trust 1998-A

                            Statement to Certificateholders

                 Original        Prior
                 Face            Principal
Class            Value           Balance         Interest        Principal      Total
A                      80,000,000       78,610,15           393,8         682,95        1,076,816.25

Totals                 80,000,000       78,610,15           393,8         682,95        1,076,816.25

                                                 Current         Pass-Through
                 Realized        Deferred        Principal       Rates
Class            Losses          Interest        Balance         Current        Next
A                                                      77,927,201      5.818440%       5.763750%

Totals                                                 77,927,201.09

                                 Prior                                                          Current
                                 Principal                                                      Principal
Class            CUSIP           Balance         Interest        Principal      Total           Balance
A                   00757CAC2          982.626938        4.923279       8.536925            13.4     974.090014

Delinquent Loan Information:
                                                                 90+ Days       Loans           Loans
                                 30-59           60-89           excldg f/c,REO in              in
                                 Days            Days            & Bkrptcy      Bankruptcy      REO
Group 1          Principal Balanc            608,           212,5           40,4
                 % of Pool Balanc        0.75760%        0.26450%       0.05040%        0.00000%       0.00000%
                 Number of Loans               21               7              2               0              0

                                                 Loans in Bankrup       Group 1                         -

Servicing Fee Due and Payable for Period:                                                                  33,7
Insurance Premiums Due for Period:                                                                         11,1
Indenture Trustee Fee Due for Period:                                                                       1,0
Owner Trustee Fee Due for Period:

Net Funds Cap Carry-Forward Amount:
Unpaid Class A Note Interest Shortfall Amount:

The Amount of Insured Payment Made this Period:

Total Substitution Amount
Total Loan Purchase Price Amount

Book Value or REO Properties:

The Step-Down Amount

The Originator Interest Amount                                                                        2,448,979

The Non-Subordinated Originator's Interest Amount

Accelerated Principal Payment

Overcollateralization Deficit

Beginning Pool Balance                                                                              81,059,134.
Ending Pool Balance                                                                                 80,376,180.

Pre-Funding Account:

                 Beginning Account Balance

                 Withdrawals relating to Subsequent Loans

                 Withdrawals relating to Pre-funding Period Termi

                 Ending Account Balance

                 Interest Earnings Deposited to Certificate Accou



Capitalized Interest Account

                 Beginning Account Balance

                 Deposit of Interest Earnings

                 Additional Deposit from Depositor

                 Withdrawal of Capitalized Interest Requirement

                 Ending Account Balance